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                                                                   Exhibit 10.34

This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and the securities laws of any state. The Note has been acquired for investment purposes only and not with a view to distribution or resale, and may not be sold, assigned, made subject to a security interest, pledged, hypothecated, transferred or otherwise disposed of unless and until registered under the 1933 Act, or an opinion of counsel satisfactory to Eagle Supply Group, Inc. is received that registration is not required under such 1933 Act or such state securities laws.


                            EAGLE SUPPLY GROUP, INC.

                                                                     $100,000.00

                                 PROMISSORY NOTE

         Eagle Supply Group, Inc., a Delaware corporation (the "Corporation"), for value received, hereby promises to pay to TDA Industries, Inc. or registered assigns (the "Holder") upon the earlier of (a) January 5, 2001 or (b) the closing date of an initial public offering of the Corporation's equity securities pursuant to which the Company receives gross proceeds of not less than $10,000,000.00 (the "Maturity Date"), at the principal offices of the Corporation, the principal sum of One Hundred Thousand Dollars and no cents ($100,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal sum hereof at the rate of six (6%) percent per annum from the date hereof until the Corporation's obligation with respect to the payment of such principal sum shall be discharged as herein provided (the "Note"). Interest shall be due and payable on the Maturity Date and shall accrue and be payable in like coin or currency to the Holder hereof at the office of the Corporation. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the Holder as security for the repayment of the principal amount hereof or shall otherwise be waived.

         1.       TRANSFERS OF NOTE TO COMPLY WITH THE 1933 ACT

         The Holder agrees that this Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Corporation, is a person to whom the Note may legally be transferred without registration and without delivery of a current prospectus under the 1933 Act and any applicable state securities laws with respect thereto and then only against receipt of an agreement of such


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person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (2) to any person who complies with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (3) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         2.       PREPAYMENT

                  The principal amount of this Note may be prepaid by the Corporation, in whole or in part without premium or penalty, at any time. Upon any prepayment of the entire principal amount of this Note, all accrued, but unpaid, interest shall be paid to the Holder on the date fixed for prepayment by the Corporation.

         3.       COVENANTS OF CORPORATION

                  a. The Corporation covenants and agrees that, so long as this Note shall be outstanding, it will:

                  (i) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Corporation as its counsel may advise; and

                  (ii) At all times keep true and correct books, records and accounts.

         4.       EVENTS OF DEFAULT

                  a. This Note shall become due and payable immediately upon any of the following events, herein called "Events of Default".

                  (i) Default in the payment of the principal or accrued interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise;

                  (ii) Default in the due observance or performance of any covenant, condition or agreement on the part of the Corporation to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for sixty days after written notice specifying

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                  such default shall have been given to the Corporation by the
                  Holder;

                  (iii) The entry of a final judgment, arbitration award or order against the Corporation in an amount exceeding $100,000 which judgment remains unsatisfied for ninety days after the date of such entry;

                  (iv) Application for, or consent to, the appointment of a receiver, trustee or liquidator for the Corporation or of its property;

                  (v) Admission in writing of the Corporation's inability to pay its debts as they mature;

                  (vi) General assignment by the Corporation for the benefit of creditors;

                  (vii) Filing by the Corporation of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

                  (viii) The entry against the Corporation of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within ninety days.

                  b. In case any one or more of the Events of Default specified above shall happen and be continuing, the Holder may proceed to protect and enforce his or her right by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such Holder may have.

                  c. In the event that the Corporation shall default in the payment of the principal and interest on the later of the Maturity Date or its presentment for payment, the total principal amount of and interest due upon all unpaid Notes shall automatically be due and payable.

         5.       NO RECOURSE

         No recourse shall be had for the payment of the principal of or interest upon this Note, or for any claim based thereon or otherwise, against any incorporator, stockholder, officer, director

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or attorney, past present or future of the Corporation whether by virtue of any constitution, statute, rule or laws, enforcement of any assessment or penalty, or by reason of any matter prior to the delivery of this Note or otherwise except for claims arising from a theft or misappropriation of assets by any such person, or the declaration or payment of dividends in violation of the Delaware General Corporation Law then in effect, all such liability, by the acceptance hereof and as part of the consideration of the issue hereof, being expressly waived.

         6.       MISCELLANEOUS

                  a. This Note has been issued by the Corporation pursuant to authorization of the Board of Directors of the Corporation.

                  b. The Corporation may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue), and the Corporation shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment, and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner(s) shall take place upon presentation of this Note to the Corporation at is principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Corporation of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Corporation by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

                  c. Payments of interest shall be made as specified above to the registered owner of this Note. Payment of principal shall be made to the registered owner of this Note upon presentation of this Note on or after maturity. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

                  d. The Holder shall not by virtue hereof be entitled to any rights of a stockholder in the Corporation, whether at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

                  e. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or

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mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Corporation shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Corporation, whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

                  f. This Note shall be construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof or the actual domiciles of the Corporation and the Holder. The Corporation and the Holder hereby consent to the jurisdiction of the Courts of the State of New York and the United States District Courts situated therein in connection with any action concerning the provisions of this Note instituted by the Holder against the Corporation.

         IN WITNESS WHEREOF, Eagle Supply Group, Inc., has caused this Note to be signed in its name by its Chief Executive Officer.


                                           EAGLE SUPPLY GROUP, INC.




Date: January 5, 1999             By:      /S/ DOUGLAS P. FIELDS
                                           -------------------------------
                                           Douglas P. Fields,
                                           Chief Executive Officer





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